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                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                          AIM EUROPEAN DEVELOPMENT FUND

                          Supplement dated June 3, 2002
                      to the Prospectus dated June 3, 2002


The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Directors of the fund has approved the changes described in this supplement.

At a meeting held on February 7, 2002, the Board of Directors of AIM International Funds, Inc., on behalf of AIM European Development Fund, voted to change the fund's name to "AIM European Growth Fund."

The Board of Directors also approved the following changes to the fund's investment strategies:

The following information replaces the first sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of European companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs."

The following information replaces in its entirety the fourth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund may invest up to 20% of its net assets in securities of non-European companies. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its net assets in high-grade short-term securities and in debt securities, including U.S. government obligations, investment-grade corporate bonds or taxable municipal securities. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The following information replaces in its entirety the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The changes noted above become effective July 1, 2002.



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                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                          AIM INTERNATIONAL EQUITY FUND

                          Supplement dated June 3, 2002
                      to the Prospectus dated June 3, 2002


The Board of Directors of the fund has approved the changes described in this supplement as part of a review by AIM of all of its funds in light of recent changes to federal securities laws, rules and interpretations.

At a meeting held on February 7, 2002, the Board of Directors of AIM International Funds, Inc., on behalf of AIM International Equity Fund, voted to change the fund's name to "AIM International Growth Fund."

The Board of Directors also approved the following changes to the fund's investment strategies:

The following information replaces the second sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market."

The following information replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The changes noted above become effective July 1, 2002.



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                              AIM ASIAN GROWTH FUND
                          AIM EUROPEAN DEVELOPMENT FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                          AIM INTERNATIONAL EQUITY FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

                          Supplement dated June 3, 2002
          to the Statement of Additional Information dated June 3, 2002


The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds with names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the rule, the Board of Directors has approved the changes described in this supplement.

At a meeting held on February 7, 2002, the Board of Directors of AIM International Funds, Inc., on behalf of AIM Asian Growth Fund, AIM European Development Fund, and AIM International Equity Fund, voted to change those funds' names to "AIM Asia Pacific Growth Fund," "AIM European Growth Fund," and AIM International Growth Fund," respectively.

The Board of Directors also approved the following new non-fundamental policies:

         o "AIM European Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of European companies. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."

         o "AIM Asia Pacific Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the Asia Pacific region (except Japanese companies). The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."

The changes noted above become effective July 1, 2002.